UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12
CROSSTEX ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CROSSTEX ENERGY, INC, Shareholder Meeting to be held on May 07, 2008 ** IMPORTANT NOTICE ** Proxy Material Available Regarding the Availability of Proxy Material 1 Annual Report 2 Notice & Proxy Statement You are receiving thIs communication because you hold shares In the 3 Form 10-K above company, and the matenal you should review before you cast your vote IS now available. This communication presents only an overview of the more complete proxy material that is available to you on the Internet. B We encourage you to access and review all of the important information contained In the proxy material before voting. PROXY MATERIAl- VIEW OR RECEIVE A You can choose to view the matenal online or receive a R paper or e-mail copy. There is NO charge for requesting C a copy. Requests. Instructions and other inquiries will NOT be forwarded to your investment advisor. 0 BROKER To facilitate timely delivery please make the request 0 LOGO as instructed below on or before April 24, 2008 HERE E il~lUm Addf“i’S5 !in(> I HOW TO VIEW MATERIAL VIA THE INTERNET !iNurn Arfrfff!Z Un”.’ R(>lUmAdd~l.m(‘J Have and the 12 Dig!t Control Number(s} available VISit 51 MERCEDES WAY £DGfWOODN1’11717 www.proxyvQte.com Investor Address Line 1 Investor Address Line 2 ~” ~ HOW TO REQUEST A COPY OF MATERIAL Investor Address Line 3 0 ~ 11 BY INTERNET - www.proxyvote.com Investor Address Line 4 Investor Address L1 ne 5 ~ Zl BY TELEPHONE - 1-800-579-1639 John Sample 3) BY E-MAIL’ — sendmatena!@proxyvote.com 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 “‘If requesting matenal bye-mail. please send a blank e-mail with the 12 Digit Control Number (located on the follOWing page) In the subject line. 111111111111“11111111111 See the Reverse Side for Meeting Information and Instructions on How to Vote

How To Vote Meeting Information Vote in Person Meeting Type: Annual Meeling Meeting Date: May 07,2008 Should you choose to vote these shares In person at the meeting you must request a “legal proxy” To request a Meeting Time: 4:00 PM eDT legal proxy please follow the instructions at For holders as oi: March 17, 2008 WVVW.proxyvote,(om or request a paper copy ot the matenal. Many shareholder meetmgs have attendance requirements Meeting location: Including, but not limited to. the possessIOn of an attendance ticket Issued by the entity holding the meeting. Please check the meetmg material for any special Four Seasons Resort reqUIrements for meeting attendance. 4150 N. MacArthur Blvd. Irving, Texas 75038 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and tollow the Instructions.

Votins items The Board of Directors recommends that you vote “For” the following. 1. Election of Directors Nominees Barry E. DaVIS Robert F. Hurch i son The Board of Directors recommends you vote FOR the followIng proposal(s). B 2 Proposal to ratify the appointment of KMPG llP as Independent registered public accounting firm for the fiscal A year ending December 31, 2008 R NOTE: Such other bUSIness as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGETHIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE